UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2005

(Exact name of Registrant as specified in its charter)

Nevada	0-24806	62-1378182
State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

4080 Jenkins Road		37421
Chattanooga, Tennessee		(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (423) 510-3000,

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On Tuesday, April 12, 2005, U.S. Xpress Enterprises, Inc., a Nevada corporation (the “Company”), issued a press release announcing its acquisition of a minority interest in Total Transportation of Mississippi and affiliated companies ("TTMS"). A copy of the press release is attached to this report as Exhibit 99.1.

        The information contained in this report and in the exhibit to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information contained in this report and the exhibit hereto is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that such information is material investor information that is not otherwise publicly available.

Item 9.01      Financial Statements and Exhibits

EXHIBIT
NUMBER	EXHIBIT DESCRIPTION
99.1	Press release dated April 12, 2005

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 13, 2005	U.S. Xpress Enterprises, Inc. BY: /S/ Ray M. Harlin —————————————— Ray M. Harlin Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                         Description

99.1	Press release dated April 12, 2005